                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                       VALLEY NATIONAL GASES INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          [VALLEY NATIONAL GASES LOGO]

                       VALLEY NATIONAL GASES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
VALLEY NATIONAL GASES INCORPORATED

     The Annual Meeting of the Shareholders of Valley National Gases Incorporated, a Pennsylvania corporation (the "Company"), will be held at the Wyndham Pittsburgh Airport Hotel, 777 Aten Road, Coraopolis, Pennsylvania 15108, on Thursday, October 28, 2004, commencing at 9:00 a.m., Eastern time, for the following purposes:

          1. To elect one director to hold office until the 2007 Annual Meeting of Shareholders; and

          2. To transact such other business, if any, as properly may be brought before the meeting.

     The close of business on September 13, 2004 has been designated as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                          By order of the Board of Directors,

                                          /s/ J.P. Hart
                                          James P. Hart, Secretary

Washington, Pennsylvania
September 29, 2004

     A proxy for the annual meeting is enclosed herewith. Even though you may plan to attend the meeting in person, please mark, date and execute the enclosed proxy and mail it promptly. A postage-paid return envelope is enclosed for your convenience.

                       VALLEY NATIONAL GASES INCORPORATED
                              200 WEST BEAU STREET
                         WASHINGTON, PENNSYLVANIA 15301

                             ---------------------

                                PROXY STATEMENT
                               SEPTEMBER 29, 2004

                             ---------------------

     This proxy statement is furnished to the holders of Common Stock of Valley National Gases Incorporated (the "Company") in connection with the solicitation of proxies for use in connection with the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at the Wyndham Pittsburgh Airport Hotel, 777 Aten Road, Coraopolis, Pennsylvania 15108, on Thursday, October 28, 2004 at 9:00 a.m., Eastern time, and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of the Shareholders. Only holders of record of the Company's Common Stock at the close of business on September 13, 2004 will be entitled to vote at the Annual Meeting. Such holders are hereinafter referred to as the "Shareholders." The Company is first mailing this proxy statement and the enclosed form of proxy to Shareholders on or about September 29, 2004.

     Whether or not you expect to be present in person at the meeting, you are requested to complete, sign, date and return the enclosed form of proxy, and the shares represented thereby will be voted in accordance with your instructions. If you attend the meeting, you may vote by ballot. If you do not attend the meeting, your shares of Common Stock can be voted only when represented by a properly executed proxy.

     Any person giving such a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by duly executing and delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The close of business on September 13, 2004 has been fixed as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting. As of the record date, 9,488,049 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting, with 91 holders of record. Shareholders will be entitled to cast one vote on all matters for each share of Common Stock held of record on the record date.

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2004 accompanies this proxy statement.

     The solicitation of this proxy is made by the Board of Directors of the Company. The solicitation will be by mail and the expense thereof will be paid by the Company. In addition, proxies may be solicited by telephone, telefax or other means, or personal interview, by directors, officers or regular employees of the Company who will receive no additional compensation for their services.

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON FORM OF PROXY)

NOMINEES AND CONTINUING DIRECTORS

     The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. At the Annual Meeting, one director of the Company is to be elected for a term expiring at the Annual Meeting in 2007, or until his successor has been elected and qualified. Certain information with respect to the nominee proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting is set forth below. Should the nominee be unable or unwilling to serve (which is not expected), the proxies (except proxies marked to the contrary) will be voted for such other person as the Board of Directors of the Company may recommend. Messrs. Exley, Maier and Riebenack are "independent" as defined by applicable U.S. Securities and Exchange Commission ("SEC") and American Stock Exchange ("AMEX") regulations.

NAME, AGE, PRINCIPAL OCCUPATION OR POSITION, OTHER DIRECTORSHIPS
----------------------------------------------------------------
TO BE ELECTED FOR TERM ENDING IN 2007:
F. Walter Riebenack, 65
  Mr. Riebenack was elected a Director of the Company in January 1999. He is presently the Managing Member of U.S. Capital Advisors, L.L.C., a
  management consulting firm. From 1990 until 2002, he served as the Chief
  Financial Officer, General Counsel and as a member of the Board of
  Site-Blauvelt Engineers, Inc., a multi-disciplinary consulting engineering firm offering transportation design, geotechnical engineering, subsurface exploration, construction inspection and materials testing services to a wide range of clients in both the public and private sectors of the marketplace, with offices in New Jersey, Pennsylvania, New York, Delaware,
  Virginia, Ohio, Maryland, South Carolina and West Virginia. He also serves as a consultant to Site-Blauvelt Engineers, Inc., and serves on the Board of Members of Harbor Investments, L.L.C. and Harbor Investments II,
  L.L.C., two private equity funds. Mr. Riebenack received his law degree along with his Bachelor of Business Administration degree in Finance and
  Accounting from the University of Notre Dame. Mr. Riebenack has served as an instructor of Business Law at Indiana University in Fort Wayne, Indiana
  and has also served as an instructor of Business Law, Principles of
  Insurance and Seminars in Business at the University of St. Francis in
  Fort Wayne, Indiana.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                       IN FAVOR OF THE NAMED NOMINEE

TO CONTINUE IN OFFICE UNTIL 2005:
Gary E. West, 67
  Mr. West has served as a director and as Chairman of the Board of Directors of the Company since 1984. From 1970, when he purchased the Company, to March 1995, Mr. West served as President of the Company. Mr.
  West has also served as President of West Rentals, Inc. and Equip Lease
  Corp. and Vice President of Acetylene Products Corp. since 1992, 1988 and
  1985, respectively. From June 1993 to 2002, he served as a director of WesBanco Wheeling, and since June 1990 he has served as a director of H.E.
  Neumann Co., a plumbing, heating and mechanical contracting company. Mr.
  West received his Bachelor of Science degree in Business Administration from West Liberty State College.

James P. Hart, 50
  Mr. Hart was elected a director of the Company in January 1997. Mr. Hart was appointed as President of the Company in June 2003 and as acting Chief
  Financial Officer in June 2004. He served as Vice President and Chief
  Financial Officer of Industrial Scientific Corporation ("ISC"), a manufacturer of portable instruments used for detecting and monitoring a variety of gases, from August 1994 through September 2002. From March 1984 to August 1994, Mr. Hart was Treasurer and Controller of ISC. Mr. Hart holds a Bachelor of Science degree in Accounting from the University of Scranton.

NAME, AGE, PRINCIPAL OCCUPATION OR POSITION, OTHER DIRECTORSHIPS
----------------------------------------------------------------
TO CONTINUE IN OFFICE UNTIL 2006:
Ben Exley, IV, 57
  Mr. Exley was elected a Director of the Company in January 1997. He served as a Marketing Specialist for the Ohio Valley Industrial and Business
  Development Corporation from April 1998 to May 2000 and served as its
  Interim Executive Director during 1999. He served as the President of Ohio
  Valley Clarksburg, Inc. from 1987 through 1997 and Bailey Drug Company from 1993 through 1997, both of which are pharmaceutical distributors and wholly-owned subsidiaries of Cardinal Health Inc. Mr. Exley has also served on the board of directors of several companies, including BankOne
  West Virginia N.A. from 1994 through 2000, BankOne Wheeling-Steubenville
  N.A. from 1991 through 2000 and Stone & Thomas, a chain of clothing department stores, from 1991 through 1997. Mr. Exley is a graduate of West
  Virginia Wesleyan College with a Bachelor of Science degree in Business
  Administration. He also holds a Masters in Business Administration degree from Northern Illinois University.

William A. Indelicato, 65
  Mr. Indelicato was elected a Director of the Company in January 1997, was appointed as the Company's Vice Chairman in February 2002, served as the Company's Acting Chief Executive Officer from February 2002 to October
  2002 and was appointed as the Company's Chief Executive Officer in June
  2003. Mr. Indelicato has been President of ADE Vantage, Inc., a business consulting firm which provides certain services to the Company, since July
  1992. From 1988 to 1991, Mr. Indelicato served as General Business
  Director of Union Carbide Industrial Gases Inc. Mr. Indelicato has also been an associate professor of strategic management at Pace University in New York. Mr. Indelicato received his Bachelor of Science degree in
  Electrical Engineering from the University of Notre Dame and his Masters in Business Administration degree from Pace University.

August E. Maier, 75
  Mr. Maier was elected a Director of the Company in January 1997 and served as the Company's Acting President from February 2002 to October 2002. In
  September 1997, Mr. Maier became an employee of the Company and served as Corporate Director of Field Operations until his retirement in July 1999.
  He served as Chief Executive Officer of Houston Fearless 76, a manufacturer of digital imaging and film processing equipment, from May
  1995 to August 1997. From October 1987 to May 1995, Mr. Maier was Chief
  Executive Officer of Holox, Inc., a large distributor of industrial gases and welding equipment. He currently serves on the board of directors for Allied Insurance Corporation. Mr. Maier received his Bachelor of Science degree in Mechanical Engineering from the Indiana Institute of Technology and his Masters in Business Administration degree from the Harvard
  Business School.

COMMON STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND OFFICERS

     The following table sets forth information regarding the number of outstanding shares of Common Stock as of September 13, 2004 beneficially owned by each director and nominee, each Named Executive Officer (as defined under the heading "Executive Compensation -- Summary Compensation Table") and all of the directors and executive officers of the Company as a group:

                                                                                     PERCENT OF
                                                               NUMBER OF SHARES     COMMON STOCK
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED   OUTSTANDING(1)
------------------------                                      ------------------   --------------
Gary E. West (2)............................................      7,079,100             74.6
William A. Indelicato (3)...................................         89,366                *
Gerald W. Zehala (4)........................................         17,268                *
Ben Exley, IV (3)...........................................         12,100                *
James P. Hart (3)...........................................         25,200                *
August E. Maier (5).........................................         11,500                *
F. Walter Riebenack (6).....................................         24,400                *
All directors and executive officers as a group (7 persons)
  (7).......................................................      7,258,934             76.1

---------------

 *  Represents beneficial ownership of less than one percent.

(1) Percentages are determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) Gary E. West beneficially owns and controls a portion of the shares indicated through two grantor retained annuity trusts.

(3) Includes options to purchase 10,500 shares of Common Stock exercisable within sixty days of September 1, 2004.

(4) Includes options to purchase 9,875 shares of Common Stock exercisable within sixty days of September 1, 2004.

(5) Includes options to purchase 9,500 shares of Common Stock exercisable within sixty days of September 1, 2004.

(6) Includes options to purchase 4,500 shares of Common Stock exercisable within sixty days of September 1, 2004.

(7) Includes options to purchase 55,375 shares of Common Stock exercisable within sixty days of September 1, 2004.

     Since Mr. West holds over 50% of the voting power of the Company, the Company has determined that it is a "controlled company" within the meaning of
Section 801(a) of the AMEX listing standards. Pursuant to Section 801(a), as a "controlled company," the Company is not required to comply with Sections 802(a), 804 or 805 of the AMEX listing standards relating to independent directors, board nominations and executive compensation, respectively.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of September 13, 2004:

                                                                                     PERCENT OF
                                                            AMOUNT AND NATURE OF    COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP   OUTSTANDING(1)
------------------------------------                        --------------------   ---------------
Gary E. West(2)...........................................       7,079,100              74.6
Entities affiliated with T. Rowe Price Associates, Inc.
  (3).....................................................         787,700               8.3
Entities affiliated with Bislett Partners L.P. (4)........         567,800               6.0

---------------

(1) Percentages are determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Mr. West's address is c/o Valley National Gases Incorporated, 200 West Beau Street, Suite 200, Washington, Pennsylvania 15301. A portion of his shares is beneficially owned and controlled through two grantor retained annuity trusts.

(3) As provided in an amended Form 13G filed with the SEC on February 10, 2004.
    T. Rowe Price Associates, Inc., a registered investment advisor, holds sole voting power as to 81,100 shares and sole dispositive power as to 787,700 shares. T. Rowe Price Small-Cap Value Fund, Inc., holds sole voting power as to 702,800 shares. Their address is 100 E. Pratt Street, Baltimore, Maryland 21202.

(4) As provided in an amended Form 13G filed with the SEC on January 30, 2004. Bislett Partners L.P. is a California Limited Partnership located at 868 South California Avenue, Palo Alto, California 94306 and holds sole voting and dispositive power as to 7,500 shares and shared voting and dispositive power as to 560,300 shares.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors met five times during fiscal 2004. Each incumbent director attended at least 75% of the meetings of the Board and committees on which he served during fiscal 2004.

     The Board of Directors has an Executive Committee, an Audit and Finance Committee and a Nominating and Compensation Committee, all of which were formed in January 1997.

  Executive Committee

  Members:  Gary E. West, Chairman
           William A. Indelicato
           James P. Hart

     The Executive Committee met one time in the past fiscal year. The Executive Committee exercises limited powers granted by the Board of Directors in the management of the business and affairs of the Company. It typically meets during the intervals between meetings of the Board, most often to review and approve acquisition offers, subject to full board approval, and when prompt action is needed and it is impossible or inconvenient to convene a full meeting of the Board.

  Audit and Finance Committee

  Members:  August E. Maier, Chairman
           Ben Exley, IV
           F. Walter Riebenack

     The Audit and Finance Committee reviews and makes recommendations to the Board of Directors with respect to designated financial and accounting matters. This committee met five times in the past fiscal year. This committee meets independently with representatives of the Company's independent auditors and with representatives of senior management. See "Audit and Finance Committee Report". Each of Messrs. Maier, Exley and Riebenack is "independent" pursuant to
Section 121(A) of the AMEX listing standards. Mr. Riebenack meets the definition of "financial expert" as required by the Sarbanes-Oxley Act of 2002 and applicable SEC regulations. The Audit and Finance Committee operates under a written charter adopted by the Board of Directors. The Audit and Finance Committee Charter was amended in September 2004 and is included as Annex A to this proxy statement.

  Nominating and Compensation Committee

  Members:  F. Walter Riebenack, Chairman
           William A. Indelicato
           Gary E. West

     The Nominating and Compensation Committee establishes and oversees the compensation policies of the Company and determines executive compensation. This committee held three meetings in the past fiscal year. See "Compensation Committee Report on Executive Compensation". The Nominating and Compensation Committee does not have a charter. While Messrs. West and Riebenack are "independent" pursuant to Section 121(A) of the AMEX listing standards, Mr. Indelicato does not meet such independence requirements.

     In addition, the Nominating and Compensation Committee identifies and recommends to the Board individuals for nomination for election as directors of the Company. The Nominating and Compensation Committee determines the required selection criteria and qualifications of director nominees based upon the Company's needs at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company's shareholders. In evaluating a candidate for nomination as a director of the Company, the Nominating and Compensation Committee will consider criteria including business and financial expertise, geography, experience as a director of a public company, gender and ethnic diversity on the Board and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. The Nominating and Compensation Committee will consider these criteria for nominees identified by the Nominating and Compensation Committee, by shareholders or through some other source and will evaluate potential director candidates recommended by shareholders on the same basis that it considers its own recommended candidates.

     Shareholders wishing to make such a submission may do so by sending the following information to the Nominating and Compensation Committee by a written letter to the Company Secretary at the address indicated on the Notice of Annual Meeting of Shareholders setting forth (a) as to each nominee whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the number of shares of Common Stock of the Company which are beneficially owned by the nominee; and (iv) a summary of such nominee's business or professional experience during the preceding five years; and (b) as to the shareholder making such a submission,
(i) the name and address of such shareholder; and (ii) the number of shares of Common Stock of the Company which are beneficially owned by such shareholder and the name and address of record under which such stock is held. See "Shareholder Proposals."

     The Nominating and Compensation Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Nominating and Compensation Committee. This information is evaluated against the criteria set forth above and the Company's specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Compensation Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Nominating and Compensation Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

     No candidates for director nominations were submitted by any shareholder in connection with the 2004 annual meeting.

POLICY REGARDING ATTENDANCE AT ANNUAL MEETINGS

     The Company encourages, but does not require, its Board members to attend the annual meeting of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

SHAREHOLDER COMMUNICATION WITH DIRECTORS

     Shareholders may communicate with the Company's Board of Directors by sending a letter addressed to the Board of Directors or specified individual directors to: Valley National Gases Incorporated, c/o Secretary,

200 West Beau Street, Suite 200, Washington, Pennsylvania 15301. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.

CODE OF BUSINESS CONDUCT AND ETHICS

     The Company has adopted a Code of Business Conduct and Ethics (the "Code of Ethics") which applies to the Company's directors, officers and employees. The Code of Ethics is published on the Company's website at www.vngas.com under "Investor Information." Any amendments to the Code of Ethics and waivers of the Code of Ethics for the Company's Chief Executive Officer, Chief Financial Officer or Principal Accounting Officer will be published on the Company's website.

DIRECTOR COMPENSATION

     The Company pays each non-employee director a $1,250 fee for each Board meeting attended and a $600 fee for each Committee meeting attended. Each Committee Chairman receives an annual retainer of $7,200. All other non-employee directors receive an annual retainer of $6,000. Directors are also reimbursed for certain reasonable expenses incurred in attending meetings. Officers of the Company do not receive any additional compensation for serving the Company as members of the Board of Directors or any of its Committees.

     William A. Indelicato, a director of the Company, provides consulting services to the Company concerning all aspects of the Company's acquisition program. In addition, the Company retains ADE Vantage, Inc. to provide consulting services. Mr. Indelicato has been serving as the Chief Executive Officer for the Company under the terms of his consulting agreement. See "Executive Compensation-Compensation Committee Interlocks and Insider Participation-Indelicato and ADE Vantage, Inc. Consulting Arrangements."

EXECUTIVE OFFICERS

NAME                            AGE                        POSITION
----                            ---                        --------
Gary E. West..................  67    Chairman of the Board of Directors
William A. Indelicato.........  65    Chief Executive Officer, Vice Chairman and Director
James P. Hart.................  50    President, Acting Chief Financial Officer,
                                      Secretary and Director
Gerald W. Zehala..............  58    Executive Vice President and Chief Operating
                                      Officer

     See biographical information regarding Messrs. West, Indelicato and Hart under the heading "Election of Directors."

     Gerald W. Zehala, Executive Vice President and Chief Operating Officer. Mr. Zehala has served as the Company's Chief Operating Officer since June 2003. From 2001 to 2003 he managed the Company's Florida Operations. The five years preceding that Mr. Zehala served as Vice President of Acquisitions and Assimilations for the Company. He has also served in various other management positions during his twenty-seven years in the industry. Before joining the Company in 1991, he spent fifteen years with the Harvey Company and the Linde Division of Union Carbide.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and greater-than-ten percent beneficial shareholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

     To the Company's knowledge, based solely on the Company's review of the copies of such forms it has received and written representations that no other reports were required, the Company believes that all its directors, executive officers and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during its fiscal year ended June 30, 2004, except that Mr. Zehala filed late his report on Form 3 to disclose his beneficial ownership of equity securities of the Company upon his becoming a "reporting person" and each of Mr. Zehala and Mr. Hart filed late one report on Form 4 reporting the award of a stock option.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain summary information for the fiscal years ended June 30, 2002, 2003 and 2004 concerning the compensation awarded or paid to, or earned by each of the Named Executive Officers and Chairman during such fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                          ANNUAL COMPENSATION             COMPENSATION
                                                 --------------------------------------   ------------
                                                                           OTHER ANNUAL    SECURITIES     ALL OTHER
NAME AND                                                                   COMPENSATION    UNDERLYING    COMPENSATION
PRINCIPAL POSITION                        YEAR   SALARY($)   BONUS($)(1)      ($)(2)       OPTIONS(#)       ($)(3)
------------------                        ----   ---------   -----------      ------      ------------      ------
Gary E. West............................  2004   $ 89,700     $     --       $    --        $    --        $  4,552
Chairman                                  2003     89,700           --            --             --           3,641
                                          2002     89,700           --            --             --           9,027

William A. Indelicato (4)...............  2004         --       80,000        91,400         50,000              --
Chief Executive Officer                   2003         --           --        93,300             --              --
                                          2002         --           --        98,106          2,000              --

James P. Hart, President(5).............  2004    180,000      100,000            --             --           9,000
                                          2003      9,692           --        11,900         50,000              --

Gerald W. Zehala........................  2004    150,000       61,500            --             --           8,608
Executive Vice President                  2003    111,048           --            --         30,000           6,078
and Chief Operating Officer               2002     87,622       26,010            --          4,000           5,313

---------------

(1) Includes bonuses earned in the reported year. The payment of bonuses is at the discretion of the Nominating and Compensation Committee of the Board of Directors.

(2) The Company has not included in the Summary Compensation Table the value of incidental personal perquisites furnished by the Company to the Named Executive Officers since such value did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for any of such Named Executive Officers. The amount reflected for Mr. Indelicato under the heading "Other Annual Compensation" represents payments by the Company of $7,400 as director fees and of $84,000 under a consulting agreement. The amount reflected for Mr. Hart represents payments by the Company as director fees.

(3) Represents contributions made by the Company on behalf of the Named Executive Officers under the Company's 401(k) Plan during fiscal 2004

(4) Mr. Indelicato was the Acting Chief Executive Officer from February 2002 to October 2002 and was appointed as the Chief Executive Officer in June 2003.

(5) Mr. Hart was appointed President on June 1, 2003.

STOCK OPTION GRANTS

     The following table shows for the fiscal year ended June 30, 2004, certain information regarding options granted to the Named Executive Officers and Chairman and the potential realizable value of options granted in fiscal 2004 at assumed rates of return:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                         OPTION/SAR INDIVIDUAL GRANTS(1)                    POTENTIAL REALIZABLE
                         ----------------------------------------------------------------     VALUE AT ASSUMED
                          NUMBER OF      % OF TOTAL                                         ANNUAL RATES OF STOCK
                          SECURITIES    OPTIONS/SARS                                         PRICE APPRECIATION
                          UNDERLYING     GRANTED TO                                            FOR OPTION TERM
                         OPTIONS/SARS   EMPLOYEES IN   EXERCISE OR BASE                     ---------------------
NAME                      GRANTED(#)    FISCAL YEAR      PRICE($/SH)      EXPIRATION DATE     5%($)      10%($)
----                     ------------   ------------   ----------------   ---------------   ---------   ---------
Gary E. West...........       None          None             None                 None          None        None
William A.
  Indelicato...........     50,000           100%           $8.00             7/2/2114      $176,629    $476,449
James P. Hart..........          0             0%              --                   --            --          --
Gerald W. Zehala.......          0             0%              --                   --            --          --

---------------

(1) The options vest three years after the date of the grant and have a term of ten years. The options are exercisable at a price equal to or greater than the fair market value of the shares of Common Stock on the date of the grant.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table presents information with respect to stock options exercised during the last fiscal year by the Named Executive Officers and Chairman, as well as the status and current value of unexercised stock options held as of June 30, 2004.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                              SHARES                     OPTIONS AT JUNE 30, 2004        IN-THE-MONEY OPTIONS
                             ACQUIRED                           (# SHARES)                AT JUNE 30, 2004(1)
                            ON EXERCISE      VALUE      ---------------------------   ---------------------------
NAME                        (# SHARES)    REALIZED(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   -----------   -----------   -------------   -----------   -------------
Gary E. West..............         0              0            0              0               0              0
William A. Indelicato.....         0              0       10,500         52,000         $46,688        $119,300
James P. Hart.............         0              0       10,500         52,000         $46,688        $119,300
Gerald W. Zehala..........     7,000        $43,450        9,875         34,000         $29,047        $81,100

---------------

(1) Values have been determined based upon the difference between the per share option exercise price and the closing price of the Company's Common Stock on June 30, 2004.

(2) Represents the difference between the option exercise price and the market value on the date of exercise.

BENEFIT PLANS

     401(k) Plan. The Company has a qualified 401(k) savings and retirement plan (the "401(k) Plan"). Eligibility to participate in the 401(k) Plan begins for each employee at the beginning of the quarter following the employee's hire date as a full-time employee ("Eligible Employees"). The 401(k) Plan allows Eligible Employees to defer into their plan account a certain dollar amount or stated percentage of their salary, not to exceed statutorily mandated annual limits (the "Employee Contributions"). Eligible Employees are 100% vested in their Employee Contributions. The Company makes contributions to all participating Eligible Employees' plan accounts in an amount equal to 3% of the participant's salary or wages. The Company also makes additional contributions in the amount of a 50% match of the first 4% of voluntary contribution by the employee. Distributions under the 401(k) Plan may be made at retirement, death, permanent disability or other termination of employment, in a lump sum.

CERTAIN AGREEMENTS WITH EXECUTIVE OFFICERS

     On June 1, 2003, the Company and Mr. Hart entered into an employment agreement for an initial employment term of one year, continuing thereafter at the Company's election for an unspecified additional term. The employment agreement sets Mr. Hart's annual salary as President at $180,000 and also provides that Mr. Hart will receive certain benefits, as well as certain additional non-cash compensation, including a stock option, which will vest in June 2006, to purchase 50,000 shares of the Company's common stock with a base price of $8.00 per share. The employment agreement contains customary termination, inventions, nondisclosure and noncompetition provisions. On June 1, 2004, the Company elected to continue Mr. Hart's employment agreement.

     On June 1, 2004, the Company and Mr. Zehala entered into a revised employment agreement for an initial employment term of one year, continuing thereafter at the Company's election for an unspecified additional term. The employment agreement sets his annual salary as Chief Operating Officer at $150,000 and also provides that Mr. Zehala will receive certain benefits including living expenses in connection with his relocation to the companies executive offices in Washington, Pennsylvania, as well as certain additional non-cash compensation, including a stock option, which will vest in June 2006, to purchase 30,000 shares of the Company's common stock with a base price of $8.00 per share. The employment agreement contains customary termination, inventions, nondisclosure and noncompetition provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, the Company's Nominating and Compensation Committee consists of Messrs. West, Indelicato and Riebenack. Mr. West is the Chairman of the Board of Directors and Mr. Indelicato is the Vice Chairman and Chief Executive Officer. During the year ended June 30, 2004, no other interlocking relationship existed between any member of the Company's Compensation Committee and any other member of the Company's Board of Directors. Mr. Indelicato and ADE Vantage Inc. provide consulting services to the Company. In addition, the Company leases certain buildings and equipment from West Rentals, Inc., a Company owned by Mr. West. West Rentals, Inc. employees also supply certain services for the Company. The Company leases certain properties from RealEquip-Lease, LLC, a company owned by the daughters of Mr. West. Mr. West is also a Director and shareholder of Acetylene Products Corp., a company that leases space to the Company. These transactions are more fully described below.

  INDELICATO AND ADE VANTAGE, INC. CONSULTING ARRANGEMENTS

     Mr. Indelicato provides consulting services to the Company concerning all aspects of the Company's acquisition program, investor relations and bank financing under the terms of a consulting agreement. Mr. Indelicato served as the Acting Chief Executive Officer from February 2002 through October 2002 and has served as Chief Executive Officer since June 2003 under the terms of the consulting agreement. The agreement with Mr. Indelicato provides for a monthly retainer fee of $7,000, reimbursement of out-of-pocket expenses related to the performance of services, plus compensation of $150.00 per hour spent in connection with the acquisition program, up to a maximum of 300 hours. The agreement also provides for annual bonus payments at the discretion of the Nominating and Compensation Committee and the Board of Directors of the Company based on overall Company performance. In addition, the Company retains ADE Vantage, Inc. ("ADE") to provide consulting services. Mr. Indelicato is the President of ADE. Payments to Mr. Indelicato and ADE for fiscal 2004 under the consulting agreement totaled $220,216.

  WEST RENTALS, INC.

     The Company leases 32 buildings from West Rentals, Inc., a West Virginia corporation ("West Rentals"), of which 30 are leased pursuant to a Master Lease Agreement (the "Master Lease") and two of which are leased pursuant to pass-through subleases. Mr. West is the sole shareholder of West Rentals. The

Master Lease terminates on April 30, 2011 and may be renewed for an additional five-year term. Currently, the Company pays an aggregate of $143,766 a month to West Rentals as rent for all real property leased. In addition, the Company pays all utility bills and fees as well as all property and local taxes on the real property leased from West Rentals. The Company also rents cylinders and trailers from West Rentals and currently pays approximately $4,225 a month to West Rentals for such rentals. Employees of West Rentals provide occasional construction and maintenance related services to the Company. West Rentals bills the Company for such services on an hourly basis. Aggregate expenditures by the Company under the Master Lease, for rental of cylinders and trailers and for construction and maintenance services was approximately $2,436,617 for the fiscal year ended June 30, 2004. During fiscal year 2004, Valley entered into agreements to cancel the lease obligation for three properties of which Valley had discontinued the use. Under this agreement, Valley paid $537,258, which was included in operating expenses for the year ended June 30, 2004, to cancel the remaining term of leases and the remaining obligations of $1,979,668. The Company believes that the amounts it has paid for rental of real property, cylinders and trailers, for construction and maintenance services and for the cancellation of leases have not been less favorable than could have been obtained in arms-length transactions with unaffiliated third parties.

  ACETYLENE PRODUCTS CORP.

     The Company leases two buildings from Acetylene Products Corp. ("APC") under ten-year leases expiring in March 2008 for an aggregate amount of $11,575 per month. Mr. West is a Director and shareholder of APC. The Company believes that the current arrangements with APC are not less favorable than could be obtained in arms-length transactions with unaffiliated third parties. During fiscal 2004, the Company paid APC $138,900.

  REALEQUIP-LEASE, LLC

     RealEquip-Lease, LLC ("RealEquip"), a company wholly owned by the two daughters of Mr. West, leases three properties to the Company for an aggregate amount of $11,786 per month. Mr. West serves as a non-member manager of RealEquip. During fiscal year 2004, the Company paid RealEquip $141,431. The Company believes that the arrangements with RealEquip have not been less favorable than could have been obtained in arms-length transactions with unaffiliated third parties.

  GEW REALTY, LLC

     GEW Realty, LLC ("GEW"), a company wholly owned by Mr. West, leases three properties to the Company for an aggregate amount of $4,823 per month. During fiscal year 2004, the Company paid GEW $57,876. The Company believes that the arrangements with GEW have not been less favorable than could have been obtained in arms-length transactions with unaffiliated third parties.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

     The Company's executive compensation program is administered by the Nominating and Compensation Committee of the Board of Directors, which is comprised of two non-employee directors and one employee director. The Nominating and Compensation Committee works with management to develop compensation plans for the Company and is responsible for determining the compensation of each executive officer and recommending such compensation to the Board of Directors.

     The Company's executive compensation program is designed to align executive compensation with the Company's business objectives and the executive's individual performance and to enable the Company to

---------------

1 The material in this report is not "soliciting material," is not deemed
  "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company's long-term success. In establishing executive compensation, the Committee is guided by the following principles: (i) the total compensation payable to executive officers should be sufficiently competitive with the compensation paid by competitive companies for officers in comparable positions so that the Company can attract and retain qualified executives and (ii) individual compensation should include components which reflect both the financial performance of the Company and the performance of the individual.

     The compensation of the Company's executive officers consists of a combination of base salary, bonuses and equity-based compensation. In general, the Company's compensation program attempts to limit increases in salaries and favors bonuses based on revenues, operating profit, earnings per share and individual merit. The Nominating and Compensation Committee believes that executive compensation should be designed to motivate executives to increase shareholder value and further believes that executive officers can best increase shareholder value by managing the revenues, operating profit and earnings per share of the Company and by conceiving, developing and positioning the leading products and services in the Company's chosen markets.

     Compensation payments in excess of $1 million to the Chief Executive Officer or other executive officers are subject to a limitation of deductibility for the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The Committee does not expect cash compensation to its Chief Executive Officer or any other executive officer in the foreseeable future to be in excess of $1 million.

BASE SALARY

     The Nominating and Compensation Committee sets the base salary for executives at the beginning of each fiscal year, based upon a review of the salaries for comparable positions in companies in the Company's industry and other related industries, the historical compensation levels of the Company's executives and the individual performance of the executives in the preceding year.

MERIT BONUS PROGRAM

     Each year the Nominating and Compensation Committee intends to adopt management incentive plans for the executive officers, which reflect the Committee's belief that a portion of each executive officer's compensation should be tied to the achievement by the Company of its revenue and profit goals and balance sheet performance objectives, and by each executive officer of his individual objectives as determined by the Nominating and Compensation Committee. Bonus payments would then be made to executive officers if the individual and corporate goals are achieved.

STOCK-BASED COMPENSATION

     Awards of stock options under the Company's stock option plan are designed to closely tie the long-term interests of the Company' executives and its shareholders and to assist in the retention of executives. The Nominating and Compensation Committee selects the executive officers, if any, to receive stock options and determines the number of shares subject to each option. However, all grants of stock options are ultimately authorized by the Company's Board of Directors. The Nominating and Compensation Committee's determination of the size of option grants is generally intended to reflect an executive's position with the Company and his or her contributions to the Company. Options generally have a three-year vesting period to encourage key employees to continue in the employ of the Company. The Committee reviews the outstanding unvested options of the key executives from time to time and may grant additional options to encourage the retention of key executives. No options were granted to any executive officer, other than the Chief Executive Officer, during the fiscal year.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer's compensation generally is based on the same policies and criteria as the other executive officers. However, it is intended that the bonus portion of the compensation package represent a larger portion of total compensation than other executive officers. Mr. Indelicato was appointed as the Chief Executive Officer under a consulting agreement in June 2003. The terms of the consulting agreement in effect in fiscal 2004 provided for a monthly retainer of $7,000, reimbursement of out-of-pocket expenses related to the performance of services, plus compensation of $150.00 per hour spent in connection with the acquisition program, up to a maximum of 300 hours, plus a variable payment for each acquisition completed in an amount based primarily on the purchase price and the annual sales of the business acquired. The Nominating and Compensation Committee, with Mr. Indelicato abstaining, approved a bonus payment of $80,000 to Mr. Indelicato based on Company performance in fiscal 2004. Mr. Indelicato is also eligible for a bonus payment based on Company performance in fiscal 2005 at the discretion of the Nominating and Compensation Committee and the Board of Directors. In addition, Mr. Indelicato received a stock option to purchase 50,000 shares during the fiscal year. This grant was recommended by the Nominating and Compensation Committee and approved by the Board of Directors. Mr. Indelicato abstained from voting on either the recommendation of the Committee or the vote of the full Board. See "Executive Compensation -- Summary Compensation Table."

                                   * * * * *

     The foregoing report is provided by the following directors, who were members of the Nominating and Compensation Committee on June 30, 2004:

                         F. Walter Riebenack, Chairman
                             William A. Indelicato
                                  Gary E. West

                     AUDIT AND FINANCE COMMITTEE REPORT(2)

     The Audit and Finance Committee of the Company's Board of Directors for the fiscal year ended June 30, 2004 was composed of the following non-employee directors: August E. Maier, Ben Exley, IV and F. Walter Riebenack.

     The Committee has reviewed and discussed the Company's consolidated audited financial statements for the year ended June 30, 2004 with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Company's independent accountants also provided to the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants are compatible with maintaining the accounting firm's independence and has determined that such fees are compatible with maintaining the accounting firm's independence.

     Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 to be filed with the SEC.

                                   * * * * *

     The foregoing report is provided by the following directors, who were members of the Audit and Finance Committee on June 30, 2004:

                           August E. Maier, Chairman
                              F. Walter Riebenack
                                 Ben Exley, IV

---------------

2 This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1993 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PRINCIPAL ACCOUNTANTS FEES AND SERVICES

     Aggregate fees for professional services rendered to the Company by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") and Ernst and Young LLP ("Ernst & Young") as of or for(3) the years ended June 30, 2004 and 2003, were:

                                                                2004       2003
                                                              --------   --------
AUDIT.......................................................  $219,600   $161,545
AUDIT-RELATED...............................................        --         --
TAX.........................................................    40,336    122,283
ALL OTHER...................................................        --         --
                                                              --------   --------
TOTAL.......................................................  $259,936   $283,828
                                                              ========   ========

     Audit fees for fiscal year ended June 30, 2004 were for professional services rendered by PricewaterhouseCoopers. Audit fees for fiscal year ended June 30, 2003 were for professional services rendered by both PricewaterhouseCoopers and Ernst and Young, since the Company dismissed Ernst and Young as its independent auditors on March 7, 2003. The aggregate fees billed for the fiscal year ended June 30, 2003 by PricewaterhouseCoopers totaled $134,200 including out-of-pocket expenses, which covered a review of financial statements included in the Company's Form 10-Q for the third quarter of fiscal year 2003 and the audit of financial statements included in the Company's Form 10-K. The aggregate fees billed for the fiscal year ended June 30, 2003 for the review by Ernst and Young of financial statements included in the Company's Form 10-Q for the first two quarters of fiscal year 2003 were $27,345, which also included out-of-pocket expenses.

     There were no Audit-Related fees for either of the fiscal years ended June 30, 2004 or 2003.

     Tax fees as of the year ended June 30, 2004 were rendered by PricewaterhouseCoopers for services related to tax compliance, including the preparation of the tax returns.

     Tax fees as of the year ended June 30, 2003 rendered by PricewaterhouseCoopers for services related to tax compliance, including the preparation of the tax returns, and tax planning, were $22,000. Tax fees as of the year ended June 30, 2003 rendered by Ernst and Young for services related to tax compliance, including the preparation of the tax returns, tax planning and assistance with tax audits, were $100,283.

     The Company's Audit and Finance Committee has appointed PricewaterhouseCoopers, LLP as the Company's principal accountant for the fiscal year ending June 30, 2005. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement regarding financial and accounting matters of the Company if they desire to do so and are expected to be available to respond to appropriate questions from the Company's shareholders.

     There were no other fees to report that would be included in the All Other fees category as of the year ended June 30, 2004 and June 30, 2003.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit and Finance Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditors. The Audit and Finance Committee has established a policy for pre-approving the services provided by the Company's independent auditors in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit and Finance Committee of all audit and permissible non-audit services provided by the independent auditors and an annual review of the financial plan for audit fees.

---------------

3 The aggregate fees included in Audit are fees billed for the fiscal years for the audit of the registrant's annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

     To ensure that auditor independence is maintained, the Audit and Finance Committee annually pre-approves the audit services to be provided by the independent auditors and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent auditors during the year.

     As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by the Company's Chief Financial Officer, providing information as to the nature of the particular service to be provided, estimated related fees and management's assessment of the impact of the service on the auditor's independence. The Audit and Finance Committee has delegated to its Chairman pre-approval authority between meetings of the Audit and Finance Committee. Any pre-approvals made by the Chairman must be reported to the Audit and Finance Committee. The Audit and Finance Committee will not delegate to management the pre-approval of services to be performed by the independent auditors.

     All of the services provided by the independent auditors in fiscal 2004, including services related to the Audit-Related Fees and Tax Fees described above, were approved by the Audit and Finance Committee under its pre-approval policies. None of the services provided by the independent auditors in fiscal 2004 were rendered pursuant to the "de minimis" safe harbor exception from the pre-approval requirements of the auditor independence rules of the SEC.

                         CHANGE IN INDEPENDENT AUDITORS

     On March 7, 2003, the Company determined to dismiss its independent auditors, Ernst & Young LLP and to engage the services of PricewaterhouseCoopers LLP as its new independent auditors. This determination was approved by the Company's Board of Directors upon the recommendation of its Audit and Finance Committee. On March 28, 2003, PricewaterhouseCoopers LLP was engaged to audit the financial statements of the Company for the fiscal year ending June 30, 2003.

     During the fiscal year ended June 30, 2002, and the subsequent interim period through March 7, 2003, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the fiscal year ended June 30, 2002 or within the interim period through March 7, 2003.

     The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal year ended June 30, 2002, and the subsequent interim period through March 7, 2003, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See "Executive Compensation -- Compensation Committee Interlocks and Insider Participation."

                              PERFORMANCE GRAPH(4)

     The following graph sets forth a comparison for the period beginning June 30, 1999 and ending June 30, 2004, of the cumulative total return on a $100.00 investment in the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return, assuming reinvestment of dividends, on an investment of $100.00 for the same period for companies in the S&P Chemical Composite Index and in the S&P 500 Index. The indices are included for comparative purposes only. They do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Company's Common Stock and are not intended to forecast or be indicative of future performance of the Common Stock.

                          TOTAL RETURN TO SHAREHOLDERS
[GRAPH]                  (DIVIDENDS REINVESTED MONTHLY)

                                               VALLEY NATIONAL GASES INC.         S&P 500 INDEX          S&P CHEMICALS COMPOSITE
                                               --------------------------         -------------          -----------------------
June 99                                                  100.00                      100.00                      100.00
June 00                                                  114.71                      107.25                       77.50
June 01                                                  114.12                       91.34                       89.22
June 02                                                  168.24                       74.91                       95.21
June 03                                                  140.00                       75.10                       90.31
June 04                                                  241.18                       89.45                      114.85

          MONTH ENDING
                                    JUNE 99    JUNE 00    JUNE 01    JUNE 02    JUNE 03    JUNE 04
Valley National Gases Inc.......    100.00     114.71     114.12     168.24     140.00     241.18
S&P 500 Index...................    100.00     107.25      91.34      74.91      75.10      89.45
S&P Chemicals Composite.........    100.00      77.50      89.22      95.21      90.31     114.85

                                     VOTING

     A plurality of the votes cast are required to elect the director nominee. The Company's Articles of Incorporation do not provide for cumulative voting. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock entitled to vote which are present in person or represented by proxy at the 2004 Annual Meeting is required to act on any other matters properly brought before the meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of the nominee for election as a director and proxies which are marked to deny discretionary authority on other matters will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against

---------------

4 This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1993 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

such other matters. Votes withheld for the director nominee will not be counted. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. If no specification is made on a duly executed proxy, the proxy will be voted FOR the election of the director nominated by the Board of Directors and in the discretion of the persons named as proxies on such other business as may properly come before the meeting or any adjournment or postponement thereof.

                             SHAREHOLDER PROPOSALS

     Proposals of Shareholders intended to be presented at the 2005 Annual Meeting must be received by the Company by June 1, 2005, for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

     In order for a Shareholder to nominate a candidate for director, under the Company's Bylaws, timely notice of the nomination must be given to the Company in advance of the meeting. Ordinarily, such notice must be given not less than 60 nor more than 90 days prior to the date of any meeting of the shareholders at which directors are to be elected. The Shareholder filing the notice of nomination must describe various matters related to the nominee and the shareholder filing the notice, as specified in the Company's Bylaws. See "Election of Directors -- Committees and Meetings of the Board of
Directors -- Nominating and Compensation Committee."

     In order for a Shareholder to bring other business before a Shareholder meeting, timely notice must be given to the Company. To be timely, such notice must be delivered to or mailed and received at the Company's principal executive offices not less than 60 days before nor more than 90 days prior to the meeting. However, if the meeting is not held on the first Tuesday in August, and less than 60 days' notice or prior public disclosure of the meeting date is given or made to shareholders, then the notice from the shareholder must be received by the close of business on the 15th day following the day on which such notice of the meeting date was mailed or such public disclosure was made, whichever occurs first. Such notice must include a description of the proposed business, the reasons therefore and other matters specified in the Company's Bylaws. The Board or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for Shareholder action in accordance with applicable law. These requirements are separate from and in addition to the requirements a Shareholder must meet to have a proposal included in the Company's proxy statement.

     In each case the notice must be given to the Secretary of the Company, whose address is 200 West Beau Street, Suite 200, Washington, Pennsylvania 15301. Any Shareholder desiring a copy of the Company's Restated Articles of Incorporation, as amended, or Bylaws will be furnished a copy without charge upon written request to the Secretary.

                                 MISCELLANEOUS

     Even if you plan to attend the meeting in person, please complete, sign, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy and vote in person. A postage-paid, return-addressed envelope is enclosed for your convenience. No postage need be affixed if mailed in the United States. Your cooperation in giving this your immediate attention will be appreciated.

                                          By Order of the Board of Directors,

                                          /s/ James P. Hart

                                          James P. Hart, Secretary
Washington, Pennsylvania
September 29, 2004

                                    ANNEX A
                       VALLEY NATIONAL GASES INCORPORATED
            AMENDED AND RESTATED AUDIT AND FINANCE COMMITTEE CHARTER

                       VALLEY NATIONAL GASES INCORPORATED

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The purpose of the Audit Committee ("Committee") of Valley National Gases Incorporated (the "Company") is to assist the Company's Board of Directors ("Board") in its oversight of the Company's accounting and financial reporting processes and financial statements, the audits of the Company's financial statements, the Company's compliance with legal and regulatory requirements and the independent auditor's qualifications and independence.

  RESPONSIBILITIES

     The Audit Committee's primary responsibilities shall be:

     - The appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee.

     - Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     - Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management prior to such changes being implemented.

     - Confirmation that the independent auditor is a "registered public accounting firm" as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

     - Review and discuss with management and the independent auditor the Company's annually audited financial statements prior to the release of annual earnings and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     - Meet at least quarterly, or more frequently as circumstances dictate. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings or the filing of the Company's Form 10-Q.

     - Review and discuss with management and the independent auditor the quality of earnings, significant items subject to estimate, the suitability of accounting principles, highly judgmental areas, audit adjustments (whether or not recorded) and such other inquiries as may be appropriate.

     - Review and discuss with management and the independent auditor of the quality and adequacy of the Company's internal controls.

     - Review of reports of the independent auditor.

     - Pre-approval of any audit services and permissible non-audit services (including the fees and terms thereof) provided by the independent auditor as set forth in Section 10A(i) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

     - Establishment and maintenance of procedures for the (a) receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (b) for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     - Report on Audit Committee activities to the full Board.

     - Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     - Receive from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     - Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

     - Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     - Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          1. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          2. Any changes required in the planned scope of the internal audit.

     - Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     - Review and discuss with management legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     - Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions, with no other parties present.

     - Oversee all related party transactions entered into by the Company.

  Membership

     The Audit Committee shall consist of at least three members, each of whom shall meet the following requirements:

     - Each member shall be a member of the Board.

     - Each member shall be independent as defined by the rules of the American Stock Exchange and the rules of the Securities and Exchange Commission. The Board shall have made, and shall periodically make, an affirmative determination that each member does not have a relationship with the Company that would impair his or her independence.

     - No member shall own or control 20% or more of the Company's voting securities (or such lower measurement as may be established by the Securities and Exchange Commission).

     - Each member shall be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement and cash flow statement.

In addition, the Audit Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Audit Committee chairperson shall be financially sophisticated.

  Authority and Resources

     The Audit Committee shall have authority to:

     - Conduct or authorize investigations into any matters within its scope of responsibilities;

     - Engage outside auditors for special audits, reviews and other procedures;

     - Engage independent counsel and other advisors, as it determines necessary to carry out its duties; and

     - Determine the level of appropriate funding, which shall be provided by the Company, for payment of (a) compensation to the independent auditor employed by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) compensation to any advisors employed by the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Approved by the Board of Directors of Valley National Gases September 17 2004. This charter shall be reviewed and updated annually.

                                  FORM OF PROXY

                                     [BACK]

                  MARK CHOICE AS INDICATED IN THIS EXAMPLE [X]

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING:

1.  Election of One Director

    FOR NOMINEE LISTED [  ]

    WITHHOLD AUTHORITY TO VOTE FOR NOMINEE LISTED [  ]


    Nominee for term expiring in 2007:

                                                     F. Walter Riebenack

    The undersigned hereby acknowledges receipt of the 2004 Annual Report to Shareholders and the Notice of Annual Meeting and accompanying Proxy Statement.

    Please sign as registered and return promptly in the enclosed envelope to:
Valley National Gases Incorporated, c/o American Stock Transfer Company, 59 Maiden Lane, New York, New York 10038.

                    Dated this day of        , 2004
                    -------------------------------

                    (If Stock is owned in joint names, both owners must sign, or if owned by a corporation, partnership or trust, this Proxy must be signed by an authorized officer, partner or trustee.) If the address at left is incorrect, please write in the correct information.



                              FOLD AND DETACH HERE

                                  FORM OF PROXY

                                     [FRONT]

                       VALLEY NATIONAL GASES INCORPORATED

           This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Gary E. West and William A. Indelicato, or either of them, each with the power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Shareholders of VALLEY NATIONAL GASES INCORPORATED (the "Company") to be held on Thursday, October 28, 2004, commencing at 9:00 a.m., Eastern time, at the Wyndham Pittsburgh Airport Hotel, 777 Aten Road, Coraopolis, Pennsylvania 15108, and at any postponement or adjournment of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company in the name of the undersigned as specified below and in the discretion of any such person on such other business as may properly come before the meeting and any postponement or adjournment thereof.

    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                  (continued and to be signed on reverse side)

                              FOLD AND DETACH HERE